UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 1, 2014
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LSB FINANCIAL CORP.
(Exact name of Registrant as specified in its charter)
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Indiana (State or other jurisdiction of incorporation)	000-25070 (Commission File Number)	35-1934975 (IRS Employer Identification No.)

101 Main Street Lafayette, Indiana (Address of Principal Executive Offices)	47901 (Zip Code)

Registrant's telephone number, including area code: (765) 742-1064

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(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                          Completion of Acquisition or Disposition of Assets.

On November 1, 2014, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated June 3, 2014, by and between Old National Bancorp ("ONB") and LSB Financial Corp. ("LSB"), LSB merged with and into ONB, with ONB as the surviving corporation (the "Merger").  Immediately following the Merger, effective as of November 1, 2014, Lafayette Savings Bank, FSB, a federal savings bank and wholly-owned subsidiary of LSB, merged with and into Old National Bank, a national banking association and wholly-owned subsidiary of ONB, with Old National Bank as the surviving bank.

At the effective time of the Merger (the "Effective Time"), each issued and outstanding share of common stock of LSB, $.01 par value per share (other than (i) shares held as treasury stock of LSB and (ii) shares held directly or indirectly by ONB, except shares held in a fiduciary capacity or in satisfaction of a debt previously contracted, if any), converted into the right to receive (i) $10.63 in cash (the "Cash Consideration") and (ii) 2.269 (the "Exchange Ratio") shares of common stock of ONB, no par value per share.  At the Effective Time and subject to the consent of the option holders (which consent was provided by each option holder), unvested LSB stock options became fully vested and all LSB stock options converted into the right to receive an amount, payable in cash, equal to the product of (i) the total number of shares of LSB common stock subject to such LSB stock option and (ii) the positive difference, if any, of the Cash Consideration on a per share basis plus the Exchange Ratio multiplied by $12.60 (which amount represents the average of the per share closing prices of a share of ONB common stock as quoted on the NASDAQ Global Market during the ten (10) trading days ending on October 24, 2014) less the exercise price of such LSB stock option.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to LSB's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on June 4, 2014 and is incorporated herein by reference.

Item 3.01                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on October 31, 2014 LSB requested that the NASDAQ Global Market ("NASDAQ") file a notification on Form 25 with the SEC to request the removal of shares of LSB common stock from listing on NASDAQ and from registration under Section 12(b) of the Securities Exchange Act of 1934.  The NASDAQ has filed a notification of removal from listing on Form 25 with the SEC with respect to LSB common stock.

Item 3.03                          Material Modification to the Rights of Security Holders.

The information set forth above in Items 2.01 and 3.01 is incorporated herein by reference.

Item 5.01                          Changes in Control of Registrant.

The information set forth above in Item 2.01 is incorporated herein by reference.

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, all directors and executive officers of LSB ceased serving in such capacities.

Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                                                      Description

2.1	Agreement and Plan of Merger, dated June 3, 2014, by and between Old National Bancorp and LSB Financial Corp. (attached as Exhibit 2.1 to LSB's Current Report on Form 8-K filed on June 4, 2014, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Old National Bancorp, as successor by merger to the Registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD NATIONAL BANCORP, as successor by merger to LSB Financial Corp.

Date: November 3, 2014	By:	/s/ Robert G. Jones
Robert G. Jones
President and Chief Executive Officer

Exhibit Index

Exhibit No.                                                      Description

2.1	Agreement and Plan of Merger, dated June 3, 2014, by and between Old National Bancorp and LSB Financial Corp. (attached as Exhibit 2.1 to LSB's Current Report on Form 8-K filed on June 4, 2014, and incorporated herein by reference).